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Exhibit 10(a)

[Sutherland Asbill and Brennan LLP Letterhead]

October 29, 2008

Board of Directors
Protective Life Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of Pre-Effective Amendment Number 1 to the Registration Statement on Form N-4 (File No. 333-153043) filed by Protective Life and Annutiy Insurance Company and Protective Variable Annuity Account A of Protective Life with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Sincerely,
SUTHERLAND ASBILL & BRENNAN LLP
By:	/s/ Stephen E. Roth Stephen E. Roth

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  Exhibit 10(a)